                                                Filed Pursuant to Rule 497
                                                Registration File No.: 33-54047


                                                               February 11, 2003
                                                                      Supplement
[MORGAN STANLEY LOGO]





                       SUPPLEMENT DATED FEBRUARY 11, 2003

                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
               MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES

                               Dated May 1, 2002



The sixth paragraph of the section of the Statement of Additional Information titled "XI. CALCULATION OF PERFORMANCE DATA" is hereby replaced by the following:

     From time to time the Fund may quote the "yield" of each of the North American Government Securities Portfolio, the Diversified Income Portfolio, and the Balanced Growth Portfolio in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2001, the Class X yield calculated pursuant to this formula for the North American Government Securities Portfolio, the Diversified Income Portfolio, and the Balanced Growth Portfolio was 2.44%, 4.16% and 2.67%, respectively. For the 30-day period ended December 31, 2001, the Class Y yield calculated pursuant to this formula for the Diversified Income Portfolio and the Balanced Growth Portfolio was 3.91% and 2.42%, respectively.